UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2015

Citius Pharmaceuticals, Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada	333-170781	27-3425913
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

63 Great Road Maynard, MA 01754	01754
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (978) 938-0338

____________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

The information set forth in Item 5.02 is incorporated by reference into this Item 3.02.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On October 1, 2015, the board of directors (the “Board”) of Citius Pharmaceuticals, Inc. (the “Company”) appointed Mr. Myron Holubiak as a member of the Board. The Board approved the issuance of options to purchase 400,000 shares of the Company’s common stock (the “Shares”) with an exercise price of $0.54 per share (the “Option”), in consideration for serving as a member of the Board. The Option shall vest as follows: the option to purchase 40,000 Shares vested on October 1, 2015 and the balance of the Option, or the option to purchase 360,000 Shares shall vest in twelve (12) equal installments commencing on December 31, 2015. The Option was issued pursuant to the Company’s 2014 Stock Incentive Plan.

There is no family relationship between Mr. Holubiak and any of our other officers and directors. Except for the issuance of the Option, there are no understandings or arrangements between Mr. Holubiak and any other person pursuant to which Mr. Holubiak was appointed as director. Set forth below is the biographical information on Mr. Holubiak, as required by Item 401 of Regulation S-K.

Myron Holubiak

Myron Holubiak has extensive experience in managing and advising large and emerging pharmaceutical and life sciences companies. Mr. Holubiak was the President of Roche Laboratories, Inc. (“Roche”), a major research-based pharmaceutical company, from December 1998 to August 2001. Prior to that, he held sales and marketing positions at Roche during his 19-year tenure. Since September 2002, Mr. Holubiak has served on the board of directors of BioScrip, Inc., a leading home infusion provider with nationwide pharmacy and nursing capabilities, and he is currently the Chairman of the Board. Since July 2010, Mr. Holubiak has served as a member of the board of directors of Assembly Biosciences, Inc. and its predecessor Ventrus Biosciences, Inc. He is the founder, Chief Executive Officer and a director of Leonard-Meron Biosciences, Inc., a pharmaceutical company. In addition, Mr. Holubiak is also a trustee of the Academy of Managed Care Pharmacy Foundation. Mr. Holubiak received a B.S. in Molecular Biology and Biophysics from the University of Pittsburg.

Item 8.01 OTHER EVENTS.

On October 6, 2015, the Company issued a press release regarding Myron Holubiak’s appointment as a member of the Board of the Company. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

ExhibitNo.	Description of Exhibit

99.1	Press Release dated October 6, 2015.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIUS PHARMACEUTICALS, INC.

Date: October 6, 2015	By:	/s/ Leonard Mazur
Leonard Mazur
President and Chief Executive Officer